EUROPA GLOBAL, INC. EXCLUSIVE LICENSING AGREEMENT

         This exclusive licensing agreement ("Agreement") dated the 12th day of December, 2000 by and between Europa Global, Inc. (EGI), a Beliz corporation whose address in the United States is 102 S. Tejon Street, Suite 1100, Colorado Springs, CO 80903 and Maximum Dynamics, Inc., ("Company"), a Colorado corporation, having an address of 2 N. Cascade Avenue, Colorado Springs, CO 80903.


WHEREAS, Europa Global has developed and owns the Technology, as defined and specified below; and

WHEREAS, The Company desires to obtain an exclusive license from Europa Global, and Europa Global desires to license its technology to the Company, and to grant the Company an exclusive, five (5) year license to use the Technology within the Company's Field of License, all as defined and specified below and subject to the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. DEFINITIONS.

In this Technology Purchase and License Agreement the following words and expressions shall bear the meanings set opposite them:

the "Agreement" - this Technology Exclusive License Agreement, the preamble and all exhibits and schedules thereto;

"Improvements" - all improvements, enhancements or modifications to the Europa Global's Technology made by either party during the term of this Agreement;

the "Technology" - the existing financial software in its present state as defined by Exhibit A, as well as documented know-how and intellectual property developed by Europa Global, and specifically used at Europa Global for its business activities, including the prototypes, drawings, designs, diagrams, computer programs and their sources, design assurance data and other tangible technical information used at Europa Global for the development of the software;

the "Company's License" - the license granted by Europa Global to the Company under SECTION 3.2 hereof;

the "Company's Field of License" - the commercial exploitation of the Technology and the products to be developed or derived therefrom.


2.    EUROPA GLOBAL'S REPRESENTATIONS.

      The Technology has been developed and is owned solely by Europa Global, and Europa Global's rights therein are free and clear of any lien, charge, claim, preemptive right or any other encumbrance or third party rights. Neither the execution and delivery of this Agreement nor, to Europa Global's best knowledge and without having conducted any special investigation, the use by the


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        102 S. Tejon Street, Suite 1100 o Colorado Springs o CO o 80903
                     Phone 719-277-6639 o Fax 303-975-5154

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Company of the Technology, shall violate or infringe the rights of any other person, firm or entity, nor has any person, firm or entity made or threatened Europa Global with any claim that will interfere with the Company's use of the Technology in accordance with the terms of this Agreement, and nor will the execution, delivery or performance by Europa Global of this Agreement constitute a breach of any law, agreement or instrument to which Europa Global is a party or by which it is bound.


3.    SALE AND LICENSE OF TECHNOLOGY.

3.1 Europa Global hereby sells to the Company, and the Company hereby purchases from Europa Global all of Europa Global's right, title and interest in and to Europa's Technology, free and clear of any lien, charge, claim, license, preemptive right or any other encumbrance or third party right, except for the Europa Global License, as provided for under
      SECTION 7 below and the restrictions on the Company's use thereof as provided for under SECTION 3.3 below. In order to give full effect to this transaction, Europa Global shall deliver to the Company, together with this Agreement, the rights to a five (5) year exclusive license, duly signed by Europa Global.

      Europa Global agrees to execute upon the request of the Company such additional instruments, applications, declarations and forms, as may be necessary under any relevant law or as may be required by any official or authority, to continue, secure, defend, register and otherwise give full effect to, and perfect the rights of the Company, including to register the assignment of the license in the name of the Company.

3.2 (a) Europa Global hereby grants to the Company, and the Company hereby accepts, a world-wide, exclusive, royalty-free, and five (5) year license to use the Technology, solely for the purpose of commercial exploitation (the "COMPANY'S LICENSE"). The Company's License shall be transferable only in accordance with the provisions of Section 6 below.
      (b) Except for Europa Global's limited right to rescind the Company's License as specifically provided in Section 3.3 below, the Company's License shall be irrevocable and the only remedies for any breach of its terms shall be damages and/or injunctive reliefs.
      (c) The Company's License granted hereby shall be effective upon the execution and delivery of this Agreement, without necessity for any further action or writing, subject however to the payment by the Company of the consideration as provided in SECTION 5 below. Upon the Company's written request, Europa Global shall forthwith confirm in writing the Company's License and, at the Company's expense, shall execute any forms or instruments necessary for the filing, registering, perfecting, defending and recording of the Company's License at any appropriate governmental offices or other competent authorities, in the United States or abroad. (d) Subject to the Company's License granted hereby, Europa Global shall retain all rights to the Technology as the sole owner thereof.

3.3 The use of the Technology by the Company contrary to the provisions of this SECTION 3.2(a) shall constitute a material breach of this Agreement, and unless the Company shall cease making such use within thirty (30) days from receiving Europa Global's first written notice of same, Europa Global shall be entitled to rescind the Company's License by giving the Company a written notice to that effect.

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        102 S. Tejon Street, Suite 1100 o Colorado Springs o CO o 80903
                     Phone 719-277-6639 o Fax 303-975-5154

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4.       TANGIBLES, TECHNICAL SUPPORT AND PERSONNEL.

4.1. As soon as practicable following the signing hereof, Europa Global shall deliver to the Company all the tangible Technology.
4.2. For the commercial exploitation by the Company, from time to time as shall be coordinated between the Company and Europa Global, at the Company's request and subject to Europa Global's security restrictions and available manpower and facilities, Europa Global shall provide the Company with: (i) related equipment, provided however, that the Company shall be liable for any loss or damage to Europa Global or to any third party caused by any of the Company's personnel (unless the person who caused such loss or damage was acting in accordance with Europa Global's written instructions), (ii) reasonable assistance in technical guidance and instructions regarding the Technology, as shall be required for the Company's technical staff to gain acquaintance thereof; and (iii) free access to Europa Global's existing documentation as required for developing and improving the Technology by the Company's technical staff, consultants and other experts employed thereby.
4.3. The Company may request Europa Global from time to time that employees of Europa Global will provide consulting or other services similar in nature to the Company, and Europa Global shall give due consideration to such requests on a case by case basis, subject to the availability of such employee and customary terms of Europa Global for such purpose.


5. CONSIDERATION.

In consideration for the Technology and the Company's License, the Company shall pay Europa Global the amount of US$40,000 (forty thousand US Dollars). Payment shall be in the form of stock based compensation, calculated as 2,000,000 shares of the Company's Common Stock at a price of $0.02 per share. Such shares shall be restricted stock as defined by Rule 144 of the Securities and Exchange Act of 1933.


6. TRANSFERABILITY OF OTHER TECHNOLOGY.

Any transfer license or sub-license by the Company (a "TRANSFER") of any currently existing Technology which is not in the public domain, or any of the Company's rights under Sections 4, 8, 10 and/or 11 of this Agreement, to any third party shall be limited at all times for use only within the Company's Field of License, and further, shall be conditioned upon the prior written consent of Europa Global, which consent shall not be unreasonably withheld, except for a Transfer to an affiliate which shall not require such consent. The term "affiliate" shall mean, an entity which shall first agree to abide by the terms hereof, and in which either the Company or Europa Global shall hold at the time of such Transfer, directly, the majority of voting rights assuring the effective control therein in a permanent fashion, and such control shall be maintained at all times unless Europa Global has otherwise consented in writing and in advance, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Europa Global's rights under the Europa Global License shall in no way be impaired by virtue of any Transfer.

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        102 S. Tejon Street, Suite 1100 o Colorado Springs o CO o 80903
                     Phone 719-277-6639 o Fax 303-975-5154

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Any of Europa's Technology shall be freely transferable by the Company, subject only to the Europa Global's License, and a prior written notice by the Company to Europa Global of any intended Transfer thereof.


7. INFRINGEMENTS.

In the event of any infringement by a third party of any of the licensing rights in the Company's Field of License, Europa Global may take all legitimate steps to halt such infringement, and otherwise the Company may take such steps. Europa Global may request the Company to lend its name to such proceedings and provide reasonable assistance and the Company will do so subject to Europa Global covering the expenses it may incur.


8. IMPROVEMENTS.

8.1 Where a party to this Agreement has made an Improvement, the other party shall be entitled to be notified in confidence of the general nature of such Improvement, except insofar as such disclosure would disclose information deriving from and subject to confidentiality obligations in favor of a third party and, in case of Europa Global, subject to all requisite defence consents. For the foregoing purpose, either party may from time to time, by notice to the other, convene a joint meeting of the parties' senior technical personnel, at which meeting any Improvements made by each party shall be disclosed to the other party, as provided above. If the other party is interested in obtaining rights in such Improvement, the parties shall negotiate royalties or other consideration therefor. Upon agreement, the party which made the Improvement shall grant to the other exclusive rights (in the case of Europa Global subject to all requisite defence consents) to use and exploit such Improvement.
8.2 Where one party hereto has developed an Improvement, and the other party has notified that it is interested in obtaining patent protection for such Improvement, then the first party shall not publish the same or do anything that might prejudice the validity of any patent or trademark that might subsequently be granted on it for such time as may be reasonably required to prepare and file an application for patent or other protection. Such patent or trademark shall be in the name of the party requesting the patent or trademark who shall also bear all costs and expenses connected therewith.


9. EUROPA GLOBAL'S SERVICES.

9.1 The Company may from time to time request to engage Europa Global as a sub-contractor for providing research, development or prototype development services to the Company in connection with the Technology (the "SERVICES"), and Europa Global shall endeavor to meet such request, subject to its priorities and its available manpower, facilities and other resources. The Services shall be provided under terms as are customary in such engagements of Europa Global and which the Company and Europa Global shall agree, and Europa Global shall be entitled to charge the Company for Services rendered the going commercial rates.
9.2 Notwithstanding the foregoing, where the Company decides to employ a sub-contractor for Services, and the Company has a choice between Europa Global and another one or more sub-contractors, the Company shall nevertheless be obliged to employ such Services of Europa Global, if Europa Global's Services are competitive in respect of quality, quantity, time and price with those offered by such other sub-contractors.

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        102 S. Tejon Street, Suite 1100 o Colorado Springs o CO o 80903
                     Phone 719-277-6639 o Fax 303-975-5154

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10. CONFIDENTIALITY.

10.1 Subject to the exclusions set forth in SECTION 10.2 below, (a) the Company hereby agrees to keep the Technology confidential, (b) Europa Global hereby agrees to keep the Company's development of the Technology confidential, and (c) both parties agree to keep confidential any Improvement which may be disclosed thereto by the other party pursuant to
       Section 8 above. For the foregoing purpose, the parties hereby agree to keep the Technology confidential and to take all reasonably necessary steps to ensure that its affiliates, officers and employees keep such information confidential, except for customary disclosures in the ordinary business practice of either party in connection to its respective permitted use of the Technology, as applicable, as provided under this Agreement, including information customarily disclosed in brochures, manuals of operation and other similar documents.
10.2   The provisions of SECTION 10.1 shall not apply to any information which:
       (i) is public knowledge at the date of the Agreement or thereafter becomes public knowledge through no fault of the receiving party, (ii) is lawfully received by the receiving party from a third party who either has the right to disclose it, or is under no obligation of confidentiality to the disclosing party, or (iii) is disclosed as required under any applicable law. The burden of proof that any disclosure falls within any of the aforesaid exclusions shall be on the disclosing party. Where a doubt exists, as to whether any of the aforesaid exclusions apply, the party seeking to disclose shall give the other party a written notice and, if a dispute arises, then such party shall keep such information confidential until the dispute is settled or resolved in an appropriate court of law, subject to any temporary relief which the party seeking the disclosure shall be entitled to apply for to such court.


11. EUROPA GLOBAL'S LIABILITY; INDEMNIFICATION.

11.1 Europa Global shall promptly indemnify the Company against any losses, damages, costs and expenses incurred by Company as a direct result of any representation of Europa Global contained in SECTION 2 above proven by the Company as materially untrue or incorrect, provided, however, that all indemnifications, compensations or other payments which Europa Global may become liable for hereunder shall in no event exceed the total consideration amount specified in SECTION 5 above.
11.2 The Company shall not be entitled to the above indemnity, unless, if any claim, suit, action or other proceeding to which the indemnity set forth above applies is brought against the Company, it shall give Europa Global prompt notice of same, and Europa Global and the Company shall coordinate and cooperate in the defense of such claim, suit, action or other proceeding. If the Company seeks such indemnity from Europa Global, then neither the Company nor Europa Global shall adjust, settle or compromise any claim, suit, action or other proceeding brought against it to which the indemnity set forth herein applies without the prior written consent of the other party which consent shall not be unreasonably withheld; provided, however, that Europa Global shall be entitled to adjust, settle or compromise any such claim, suit, action or other proceeding without the prior written consent of the Company if such adjustment, settlement or compromise is monetary only and in an amount which is fully covered by the indemnification under SECTION 11.1 above.

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        102 S. Tejon Street, Suite 1100 o Colorado Springs o CO o 80903
                     Phone 719-277-6639 o Fax 303-975-5154

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12. NOTICES.

Any notice or other communication required or authorized under this Agreement to be given by any party to the other party may be personally delivered, mailed, transmitted by telex, facsimile, or other electronic mean, however such notice shall operate and be deemed to have been served upon its actual receipt by the other party or upon the third working day in the postal service from its dispatch by registered mail, postage prepaid and return receipt requested, addressed to the other party's address as stated below:

            If to Europa Global:

            Europa Global, Inc.
            102 S. Tejon Street, Suite 1100
            Colorado Springs, CO  80903
            Attention:   President


            If to the Company:

            Maximum Dynamics, Inc.
            2 N. Cascade Avenue, Suite 1100
            Colorado Springs, CO  80903
            Attention:   Chief Executive Officer


13. MISCELLANEOUS.

13.1 In the event that Europa Global becomes a corporate or other legal entity, then Europa Global shall be entitled to assign all or part of it rights and obligations hereunder to such corporation or entity, which shall become party to this Agreement with respect to the rights and obligations assigned thereto. If any Technology is transferred to such corporation or entity, such transfer shall be subject to the Company's License granted to the Company hereunder and the Company's rights related thereto. Except as provided in this SECTION 13.1 and in SECTION 6 above, neither this Agreement as a whole nor any right or obligation hereunder, shall be assignable by any party without the prior written consent of the other party.
13.2 This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which constitute one and the same instrument.
13.3 Save as expressly provided herein, this Agreement may be amended or terminated, and any of the terms hereof waived, only by a document in writing specifically referring to this Agreement and executed by the parties hereto or, in the case of a waiver, by the party waiving compliance. The failure of either party hereto at any time or times to require performance of any provisions hereof shall in no manner affect this right at a later time. No waiver by either party hereto of a breach of any term contained in this Agreement, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such breach or a waiver of any breach of any other form.

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        102 S. Tejon Street, Suite 1100 o Colorado Springs o CO o 80903
                     Phone 719-277-6639 o Fax 303-975-5154

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13.4   If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and all other rights and obligations of the parties shall survive to the maximum extent permitted by law.
13.5 This Agreement and the rights and obligations of the parties hereunder or pursuant hereto shall be governed by and construed in accordance with the laws of the State of Colorado. The parties hereby submit to the exclusive jurisdiction of the competent courts situated in any court of the State of Colorado for the purpose of any suit, action, or other proceeding arising out of this Agreement in all matters relating to this Agreement.
13.6 Words herein denoting the singular number only shall include the plural and vice versa.
13.7 The headings and section in this Agreement are inserted for convenience only and shall not affect the construction thereof.



IN WITNESS WHEREOF, the parties hereto have executed this Technology Transfer and License Agreement on the day first written above.




Europa Global, Inc.                       Maximum Dynamics, Inc.
------------------                        ----------------------

By:             Ernesto Angel             By:              Eric R. Majors


Signature: /s/  Ernesto Angel             Signature:  /s/  Eric R. Majors
           -------------------------                  -------------------------

Title:     President                      Title:      Chief Executive Officer

                                    EXHIBIT A
                            Description of Technology


The Technology to be licensed by Europa Global is a web-based financial software that allows for the administration of hedge funds.

The Technology is written in PERL programming language and is designed with numerous security features built into it, such as seven levels of hierarchical administrative and user access along with passwords to provide overall security. All transactions are recorded and stored showing who made the transaction and the date on which it was enacted, helping to keep third party administrators from conducting fraud.

All Internet sessions use Secure Socket Link (SSL) and Secure Tunneling technology to encrypt the entire exchange of information between the Company's clients Internet browser and the fund's server.

                                   ADDENDUM A

                 Licensing Agreement With Maximum Dynamics, Inc.


                        RIGHT OF FIRST REFUSAL OR RENEWAL


The Technology to be licensed by Europa Global is a web-based financial software that allows for the administration of hedge funds as described in the licensing agreement.

This addendum serves as a written notice of agreement that the parties involved in the licensing agreement, Europa Global and Maximum Dynamics, Inc. agree to the following addendum:


WHEREAS, Europa Global has developed and owns the Technology, as defined and specified in the licensing agreement; and

WHEREAS, Maximum Dynmics desires to obtain an exclusive license from Europa Global, and Europa Global desires to license its technology to the Company, and to grant the Company an exclusive, five (5) year license to use the Technology within the Company's Field of License, all as defined and specified in the licensing agreement and subject to the terms and conditions set forth therein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Maximum Dynamics shall have the Right of First Refusal to renew the license or acquire the technology after the five year period of said license expires.

2. Europa Global should it decide to sell the technology before said five year period of the licensing agreement has expired will grant to Maximum Dynamics, Inc. the right of First Refusal to acquire the technology.


IN WITNESS WHEREOF, the parties hereto have executed this Addendum to the Technology Transfer and License Agreement on this 12th day of December, 2000.


Europa Global, Inc.                          Maximum Dynamics, Inc.
------------------                           ----------------------

By:     Ernesto Angel                      By:     Eric R. Majors

Signature: /s/ Ernesto Angel               Signature: /s/ Eric R. Majors
           ------------------------                 ------------------------

Title:     President                       Title:    Chief Executive Officer


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         102 S. Tejon Street, Suite 1100 o Colorado Springs o CO o 80903
                      Phone 719-277-6639 o Fax 303-975-5154